Exhibit 99.1

Graphjet Technology Discloses Notice from Nasdaq

Innovative technological leader to oversee all technical, operational, customer support and business development initiatives

KUALA LUMPUR, Malaysia, June 10, 2025 (GLOBE NEWSWIRE) --  Graphjet Technology (“Graphjet” or “the Company”) (Nasdaq:GTI), a leading developer of patented technologies to produce graphite and graphene directly from agricultural waste, today announced that it received a determination letter (“Notice”) on June 4, 2025 from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating, as a result of (i) the Company’s delay in filing its Annual Report on Form 10-K for the period ended September 30, 2024 with the Securities and Exchange Commission (the “SEC”) and (ii) the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended December 31, 2024, that the Company was not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1), that the Company’s request for continued listing on Nasdaq was denied, that trading of the Company’s Class A Ordinary Shares (the “Common Stock”) will be suspended at the opening of business on June 13, 2025, and that a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company intends to request a hearing before the Nasdaq Hearings Panel, and this request will stay the suspension of the Company’s Common Stock for a period of 15 days from the date of the request. In connection with this request, the Company plans to also request a stay of the suspension pending the hearing.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a deficiency notification.

About Graphjet Technology

Graphjet Technology (Nasdaq: GTI) was founded in 2019 in Malaysia as an innovative graphene and graphite producer. Graphjet Technology has the world’s first patented technology to recycle palm kernel shells generated in the production of palm seed oil to produce single layer graphene and artificial graphite. Graphjet’s sustainable production methods utilizing palm kernel shells, a waste agricultural product that is common in Malaysia, will set a new shift in graphite and graphene supply chain of the world. For more information, please visit https://www.graphjettech.com/.

Cautionary Statement Regarding Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which Graphjet competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Graphjet will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) Graphjet is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Graphjet’s industry and market size; (v) financial condition and performance of Graphjet, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Graphjet; (vi) Graphjet’s ability to develop and manufacture its graphene and graphite products; (vii) Graphjet’s ability to return to and maintain compliance with Nasdaq continued listing standards; and (viii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by Graphjet from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Graphjet may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Graphjet does not give any assurance that Graphjet will achieve its expectations.

Graphjet Technology Contacts

Investors

GraphjetIR@icrinc.com

Media

GraphjetPR@icrinc.com